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                                                                   EXHIBIT 10.1

                             SARA LEE CORPORATION
                      1979 STOCK OPTION PLAN, AS AMENDED

        1. PURPOSE OF PLAN. The Purpose of the 1979 Stock Option Plan ("Plan") is to attract and retain able and experienced key management employees and to provide an incentive to, and encourage stock ownership in, Sara Lee Corporation ("Corporation") by the key management employees of the Corporation and its subsidiaries.

        2. ADMINISTRATION OF PLAN. This Plan shall be administered by the Compensation and Employee Benefits Committee ("Committee") appointed by the Board of Directors of the Corporation consisting of not less than three (3) members of the Board of Directors of the Corporation ("Board"), all of whom shall be ineligible to participate in this Plan. A majority of the Committee shall constitute a quorum, or actions approved in writing by all the members of the Committee shall constitute the acts of the Committee. The Committee shall have full authority and discretion to (a) determine, consistent with the provisions of this Plan, the employees to be granted options, the times at which options shall be granted, the number of shares subject to each option, the period during which each option becomes exercisable (subject to Section 8), and the terms contained in each option agreement, and (b) adopt rules and regulations and prescribe or approve the forms to carry out the purposes and provisions of this Plan. The Committee's interpretation and construction of any provisions of this Plan or any option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board. Any power that may be exercised or action that may be taken by the Committee under this Plan may also be exercised or taken by the Board. Notwithstanding the provisions of this Plan, the Committee shall have full authority to grant options to Executives (as defined in the Supplement described below) who are subject to the personal income tax laws of the United Kingdom and employed by the Corporation or any of its subsidiaries pursuant to the terms and conditions of the Supplement attached hereto which sets forth a scheme approved by the United Kingdom Inland Revenue under Schedule 10 to the United Kingdom's Finance Act 1984; and the Committee shall have full authority and discretion to amend the Supplement so that its terms and conditions will comply with the applicable requirements of United Kingdom law. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to this Plan or any option granted hereunder.

        3. ELIGIBILITY. The Committee shall from time to time determine the key management employees of the Corporation and any of its subsidiaries (including officers and directors of the Corporation who are also employees) who shall be granted options under this Plan. An employee who has been granted an option may be granted an additional option or options under this Plan if the Committee shall so determine. The granting of an option under this Plan shall not affect any outstanding stock option previously granted to an optionee under
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this Plan or any other plan of the Corporation. The term "subsidiary" shall mean any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total combined voting power of such corporation or entity.

        4.      SHARES SUBJECT TO PLAN. Subject to adjustment as provided in
Section 11, the aggregate number of shares which may be issued pursuant to options granted by the Committee under this Plan shall not exceed 2,400,000 shares of Common Stock of the Corporation, par value $1.33 1/3 per share ("Shares"), which may be treasury shares reacquired by the Corporation or authorized and unissued shares, or a combination of both. Any Shares subject to an option under this Plan which shall expire or be terminated for any reason shall be available for the granting of other options during the term of this Plan.

        5. OPTION PRICE. The option price per share under each option granted by the Committee shall be not less than 100% of the fair market value per share on the date an option is granted, but in no event less than the par value thereof. The fair market value shall be the average between the highest and lowest quoted selling price per share on the New York Stock Exchange Composite Transactions Tape ("Composite Tape") on the date the option is granted. If there should be no sale of the Shares reported on such date, then the option price per share shall be the average between the highest and lowest quoted selling price per share reported on the Composite Tape on the next preceding day on which there shall have been a sale.

        6.      STOCK APPRECIATION RIGHTS.

        (a) At the discretion of the Committee, any option granted under this Plan may, at the time of such grant or thereafter at any time prior to the exercise, termination or expiration of such option, include stock appreciation rights ("SAR"). SAR represents the right of an optionee, without payment to the Corporation (except for applicable withholding taxes), to receive the excess of the fair market value per share on the date on which SAR are exercised over the option price per share as provided in the related underlying option. SAR shall pertain to, and be granted only in conjunction with, a related underlying option granted under this Plan ("related option") and shall be exercisable and exercised only to the extent that the related option is exercisable. The number of SAR included in a related option shall be equal to the number of shares subject to the related option. The Committee may impose conditions upon the grant of exercise of SAR, which conditions may include a condition that SAR may only be exercised in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise SAR granted prior to the adoption or amendments of such rules and regulations, as well as SAR granted thereafter.

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        (b)     Subject to any restrictions or conditions imposed by the
Committee, SAR may be exercised by the optionee only upon the surrender of the exercisable portion of the related option. Upon the exercise of SAR and the surrender of the exercisable portion of the related option, the optionee shall be awarded cash. Shares or a combination of shares and cash having a total value equal to the product obtained by multiplying (i) the excess of the fair market value per share on the date which SAR are exercised ("Exercise Date") over the option price per share by (ii) the number of Shares subject to the exercisable portion of the related option so surrendered. An exercise of SAR shall be made during the period specified in Rule 16b-3 under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or under any law, rule or regulation which may replace or supersede
Rule 16b-3.

        (c) The portion of SAR which may be awarded in cash shall be determined by the Committee from time to time. The number of Shares awardable to an optionee with respect to the non-cash portion of SAR shall be determined by dividing such non-cash portion by the fair market value per share on the Exercise Date. No fractional shares shall be issued. The fair market value per share on the exercise date shall be the average of the highest and lowest quoted selling price per share reported on the Composite Tape on the exercise date. If there shall be no sale on the exercise date, then the fair market value shall be determined on the next preceding day on which there shall have been a sale.

        7.      EXERCISE OF OPTIONS.

        (a) Each option granted under the Plan shall be exercisable on the dates and for the number of Shares as shall be provided in a stock option agreement between the Corporation and optionee evidencing the option granted by the Committee and the terms thereof. Shares shall be issued to the optionee pursuant to the exercise of an option only upon receipt by the Corporation from the optionee of payment in full either in cash or by a single exchange of shares of Common Stock of the Corporation previously owned by the optionee for at least six months from the date of a exercise, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the Shares subject to the option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the Shares purchased upon the exercise of an option shall be equal to the aggregate fair market value, as defined in Section 5, of such shares on the date of the exercise of such options.

        (b) The optionee may elect to satisfy, in whole or in part, any amount required to be withheld under applicable income tax laws and the amount required to be withheld under the Federal Insurance Contribution Act ("FICA"), if any, upon the exercise of an option by the optionee requesting the Corporation to withhold Shares otherwise issuable which have an aggregate fair market

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value, as defined in Section 5, equal to the amount of taxes required to be withheld ("Share Withholding Election"). The value of the Shares to be withheld shall equal the aggregate amount of withholding tax and the FICA amount, if any, to be withheld on the date such tax and amount are determined ("Tax Date"). The Share Withholding Election shall be (i) made prior to or on the Exercise Date, (ii) irrevocable and (iii) subject to (a) the Committee disapproving any individual election or (b) the Board amending this Plan to rescind all Share Withholding Elections by optionees. If an optionee is an officer of the Corporation, as defined by Rule 3b-2 of the Securities Exchange Act of 1934 ("Officer Optionee"), then (i) the Share Withholding Election must be exercised six months or more before an option is exercised, or (ii) the Share Withholding Election must be made in a 10-day period beginning on the third business day following the date of release of the Corporation's quarterly or annual summary of sales and earnings and ending on the twelfth business day following such date ("Window Period") before the option is exercised, or (iii) an option and the related Share Withholding Election can be both exercised during the same Window Period, or (iv) if the Officer Optionee elects to defer the Tax Date until six months after the Exercise Date ("Deferred Tax Date"), the Share Withholding Election can be made at any time up to and including the Exercise Date, or (v) if the Deferred Tax Date is elected by an Officer Optionee, the Share Withholding Election can be exercised in any subsequent Window Period before the Deferred Tax Date, or the option may be exercised outside the Window Period and the Share Withholding Election exercised during a subsequent Window Period but before the Deferred Tax Date. If an Officer Optionee elects the Deferred Tax Date, such optionee shall execute an agreement with the Corporation agreeing to tender back to the Corporation the proper number of Shares received on the Exercise Date to satisfy the tax withholding requirement on the Deferred Tax Date.

        8.  TERM OF OPTION.

        (a) Except with respect to options granted to employees who are residents of the Netherlands and subject to the personal income tax laws of the Netherlands ("Dutch Optionees"), each option granted under the Plan shall be exercisable on the dates and for the number of Shares as shall be provided in a stock option agreement between the Corporation and optionee evidencing the option granted by the Committee and the terms thereof, provided that no option shall be exercisable earlier than six months from the date of the grant of the option, and in no event shall the period of time over which the option may be exercised exceed 10 years from the date of the grant of the option, after which the unexercised portion thereof shall expire. Each option granted to employees who are residents of the Netherlands and subject to the personal income tax laws of the Netherlands shall become exercisable immediately after the grant thereof. Notwithstanding the foregoing, in circumstances under which the Committee shall deem appropriate, the Committee may authorize a future stock option agreement or an amendment to an existing stock option agreement between the

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Corporation and an individual optionee evidencing an option granted under the
Plan to provide that upon the expiration of six months from the date such option is granted, the option subject to such stock option agreement shall become exercisable in its entirety.

        (b)     Change of Control.

                (i) In the event there shall be a "Change of Control" of the Corporation (as defined below), the unexercised portion of the Option shall become immediately exercisable in its entirety, notwithstanding the provisions of Section 8(a) above.

                (ii) A "Change of Control" shall occur when: (a) any "Person" (which term, when used in this Section 4, shall have the meaning it has when it is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more of the votes entitled to be cast by the holders of all then outstanding Shares of the Corporation; or (b) the stockholders of the Corporation approve a definitive agreement or plan to merge or consolidate the Corporation with or into another corporation, or to sell, or otherwise dispose of, all or substantially all of the Corporation's property and assets, or to liquidate the Corporation; or (c) the individuals who are Continuing Directors of the Corporation cease for any reason to constitute at least a majority of the Board of the Corporation.

        The term "Continuing Director" means (i) any member of the Board who is a member of the Board on June 29, 1989, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Corporation which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

        9. NONTRANSFERABILITY OF OPTION. No option or SAR granted under this Plan shall be transferable except by will or the laws of descent. Each such option or SAR shall be exercisable during the optionee's lifetime only by the optionee.

        10.     TERMINATION OF EMPLOYMENT AND DEATH OR DISABILITY OF OPTIONEE.

        (a)     If during the term of the Option:

                (i) the Optionee's employment with the Corporation or any of its subsidiaries is terminated for any reason other than retirement, death or disability, the Option may be exercised within the next successive six-


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        month period following the date of termination of employment, but only to the extent that the Optionee was entitled to exercise the Option or any portion thereof on the date of termination, but in no event later than 10 years after the date hereof;

                (ii) the Optionee shall die or his or her employment with the Corporation or any of its subsidiaries shall be terminated by reason of the Employee's total disability as defined from time to time under the Sara Lee Corporation Long Term Disability Plan, the Option may be exercised by the Optionee's legal representative or estate, as the case may be, within a one-year period following the date of death or termination to the extent that the Option or any portion thereof is or shall become exercisable within such one-year period, but in no event later than 10 years from the date hereof; or

                (iii) the Optionee's employment with the Corporation or any of its subsidiaries shall be terminated by reason of retirement under the terms and conditions of the Corporation's retirement plans applicable to the Optionee, the Option may be exercised within a two-year period following the date of retirement, to the extent that the Option or any portion thereof is or shall become exercisable within such two-year period, but in no event later than 10 years from the date hereof.

        (b) The transfer of the Optionee from employment by the Corporation to one of its subsidiaries or by one of its subsidiaries to the Corporation or from one subsidiary to another subsidiary shall not be deemed to be a termination of employment of the Optionee by the Corporation or any of its subsidiaries for purposes of this Agreement.

        11. ADJUSTMENT IN NUMBER OF SHARES AND OPTION PRICE. The Committee shall make appropriate and equitable adjustments in the number, option price and kind of Shares with respect to which all outstanding options, or portions thereof then unexercised, shall be exercisable in the event of any subdivision or combination of outstanding Shares of the Corporation by reclassification or otherwise, or in the event of the payment of a stock dividend, a capital reorganization, a reclassification of shares, a consolidation or merger, or the sale, lease or conveyance of substantially all the assets of the Corporation. Any such adjustment made by the Committee shall be final and binding upon all optionees, the Corporation and all other interested persons.

        12. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Corporation may alter, suspend or terminate this Plan; provided, however, that no such action shall increase the period within which options may be granted, or the maximum term for which any option may be granted, the term of any option previously granted, or increase the number of Shares available to be optioned under the Plan (other than as provided in Section 11), or reduce the minimum

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option price per share as provided in Section 5, or otherwise alter or impair any option previously granted under this Plan without the consent of the optionee.

        13. REQUIREMENTS OF LAW. The granting of options and the issuance of Shares upon the exercise of an option or SAR shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

        14. EFFECTIVE DATE AND TERMINATION OF PLAN. The effective date of this Plan shall be October 25, 1979; provided, however, that the holders of at least a majority of the outstanding shares of the Corporation's Common Stock and Preferred Stock, respectively, voting as a single class at the annual meeting of the Corporation's stockholders on October 25, 1979 shall approve and ratify this Plan.

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As approved by the Board of Directors on October 25, 1979, as amended on June
29, 1989.




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